SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                               Reported): September 30, 2002


                       CWABS, INC., (as depositor under the Sale and Servicing Agreement, dated as of September 30, 2002, relating to the
           Revolving Home Equity Loan Asset Backed Notes, Series 2002-F).


                                  CWABS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                       333-97873                 95-4596514
-------------------------           ---------                 ----------

      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction
     of Incorporation)             File Number)           Identification No.)


4500 Park Granada
Calabasas, California                                               91302
---------------------                                             ---------
(Address of Principal                                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3240
                                                         --------

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Item 5.     Other Events.
----        ------------

Filing of Certain Materials

      In connection with the issuance by CWABS Master Trust out of the Series 2002-F Subtrust of Revolving Home Equity Loan Asset Backed Notes, Series 2002-F (the "Notes"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Securities for federal income tax purposes. The Opinion is annexed hereto on Exhibit 8.1.



Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits.
            ------------------------

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

      8.1  Opinion of Sidley Austin Brown & Wood LLP re Tax Matters.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWABS, INC.



                                          By: /s/   Celia Coulter
                                              --------------------
                                              Name:  Celia Coulter
                                              Title:  Vice President



Dated:  October 2, 2002

                                 Exhibit Index

Exhibit                                                                   Page
-------                                                                   ----

8.1       Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters         5